UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

April 25, 2017

RETAIL OPPORTUNITY INVESTMENTS CORP.

(Exact Name of Registrant as Specified in Its Charter)

Maryland (State or other jurisdiction of incorporation)	001-33749 (Commission File Number)	26-0500600 (I.R.S. Employer Identification No.)

RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or other jurisdiction of incorporation)	333-189057-01 (Commission File Number)	94-2969738 (I.R.S. Employer Identification No.)

8905 Towne Centre Drive, Suite 108 San Diego, California	92122 (Zip Code)

Registrant’s telephone number, including area code: (858) 677-0900

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing of obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)       Retail Opportunity Investments Corp.’s (the “Company”) Annual Meeting of Stockholders (the “Annual Meeting”) was held on April 25, 2017 at which 102,865,726 shares of the Company’s common stock were represented in person or by proxy representing approximately 93.7% of the issued and outstanding shares of the Company’s common stock entitled to vote.

(b)       At the Annual Meeting, the Company’s stockholders (i) elected the eight directors named below to serve until the Company’s 2018 Annual Meeting of Stockholders; (ii) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017; (iii) approved, on an advisory basis, the compensation of the Company’s named executive officers; and (iv) determined, on an advisory basis, the frequency of holding future stockholder advisory votes on the compensation of the Company’s named executive officers. The proposals are described in detail in the Company’s 2017 Proxy Statement. The final results for the votes regarding each proposal are set forth below.

(i)       The voting results with respect to the election of each director were as follows:

	For	Withheld	Broker Non-Votes
Richard A. Baker	93,452,204	684,769	8,728,753
Michael J. Indiveri	75,653,420	18,483,553	8,728,753
Edward H. Meyer	70,441,624	23,695,349	8,728,753
Lee S. Neibart	92,776,189	1,360,784	8,728,753
Charles J. Persico	75,664,342	18,472,631	8,728,753
Laura H. Pomerantz	93,496,548	640,425	8,728,753
Stuart A. Tanz	93,494,343	642,630	8,728,753
Eric S. Zorn	93,495,938	641,035	8,728,753

(ii)       The voting results with respect to the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017 were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
102,680,362	116,601	68,763	0

(iii)       The voting results with respect to the approval, on an advisory basis, of the compensation of the Company’s named executive officers were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
91,174,088	2,808,466	154,410	8,728,762

(iv)       The voting results with respect to the advisory proposal to determine the frequency of holding future stockholder advisory votes on the compensation of the Company’s named executive officers were as follows:

Every Year	Every 2 Years	Every 3 Years	Abstain	Broker Non-Votes
72,502,209	76,705	19,112,207	291,855	10,882,750

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 1, 2017	RETAIL OPPORTUNITY INVESTMENTS CORP.

	By:	/s/ Michael B. Haines
Name: Michael B. Haines
Title: Chief Financial Officer

Dated: May 1, 2017	RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP

By: RETAIL OPPORTUNITY INVESTMENTS GP, LLC, its general partner

	By:	/s/ Michael B. Haines
Name: Michael B. Haines
Title: Chief Financial Officer